[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MFS(R)GLOBAL
                         EQUITY FUND

                         ANNUAL REPORT o OCTOBER 31, 2001

        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY
--------------------------------------------------------------------------------
At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
      David R. Mannheim

For the 12 months ended October 31, 2001, Class A shares of the fund provided a total return of -17.67%, Class B shares -18.28%, Class C shares -18.30%, Class I shares -17.54%, and Class J shares -18.29%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -25.24% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market- capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.80%.

Q. THE FUND OUTPERFORMED ITS PEERS AND ITS BENCHMARK, BUT RETURNS WERE NONETHELESS NEGATIVE FOR THE PERIOD. WHY DID THAT HAPPEN?

A. We were fighting a tremendous headwind for the entire 12-month period. The current market downturn began in the spring of 2000 with the bursting of the technology, media, and telecommunications (TMT) bubble. In 2001, market weakness spread to most sectors and most regions of the globe. Whereas in 2000 there seemed to be some "defensive" sectors of the market that did well, in 2001 we saw virtually no pockets of strength anywhere.

    Reasons for the decline included excess investment in production capacity that is now going unused and weakening corporate earnings around the world. Perhaps the final straw was the terrorist attacks of September 11, which, at least in the United States, seemed to undercut the one sector of the economy that was still showing strength: consumer spending. Travel, leisure, and retail businesses were hit especially hard, and many stocks in those sectors sank to new lows for the year.

    The market aftermath of September 11, however, also demonstrated the value of global investing and of one of our basic strategies: diversification among sectors. Prior to September 11, we had established a strong position in insurance stocks, and we feel the long-term outlook for many of these companies actually improved after the attacks.

Q. COULD YOU EXPLAIN THAT? HOW COULD THE OUTLOOK FOR INSURANCE COMPANIES IMPROVE AFTER THE INDUSTRY SUFFERED ONE OF ITS GREATEST LOSSES EVER?

A. It may help to first explain the state of the insurance business prior to September 11. In late 1999, our industry analyst came to believe the property and casualty insurance business (most types of coverage other than life insurance) was about to emerge from a long slump. For over a decade, insurance stocks had done poorly as an oversupply of capital drove down policy rates and held back the profits of insurance firms. Our research indicated that situation was about to reverse. We began investing in the industry about two years ago and have seen stocks of many companies rise in price as supply contracted and companies were able to raise rates.

    In the immediate aftermath of September 11, investors shed most insurance stocks as they anticipated crippling losses. Knowing the industry very well from our in-depth research, however, we feel the long-term effect of September 11 will be to accelerate a positive trend we were already seeing. Strong companies with the reserves to sustain losses from the terrorist attacks will find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in the industry may experience a near-ideal business situation: increasing demand and the ability to raise prices.

    Based on this viewpoint, we took advantage of the drop in prices of insurance company stocks to increase our holdings. As of the end of the period, nearly all of our insurance holdings had rebounded from their post-September 11 lows, and we feel the coming period may be a good one for the industry as a whole.

    In addition, we added two of the world's largest reinsurance firms to the portfolio: Munchener Ruckvers (Munich Re) and Swiss Reinsurance. (Insurance firms that write policies often use reinsurance firms to help them spread out their risks.) As a large part of the reinsurance industry is centered in Europe, this was a case where the global nature of the fund enabled us to pursue opportunities that might not have been available to a purely domestic portfolio.

Q. YOU MENTIONED DIVERSIFICATION AS A KEY STRATEGY AND USED YOUR INSURANCE HOLDINGS AS AN EXAMPLE. CAN YOU GIVE US THE BIG PICTURE OF THE FUND'S DIVERSIFICATION ACROSS SECTORS?

A. Health care, the fund's largest sector weighting, is an area that has been -- and we think will continue to be -- characterized by above-average long-term growth. Our financial services weighting, the fund's second-largest concentration, consisted largely of insurance holdings as discussed above. We view insurance as a cyclical industry that is currently in a very attractive part of its cycle. Our holdings in basic materials, our third-largest sector, consisted of stocks in a small number of industries that we think may be areas of relative strength in an uncertain market.

    We also had a strong position in the utilities and communications sector, composed largely of cellular phone service providers such as Sprint PCS in the United States, NTT DoCoMo in Japan, and Vodafone in the United Kingdom.

    Including utilities and communications, our four largest sectors each composed about 12% to 17% of portfolio assets. We also had smaller but significant holdings -- in the range of about 6% to 8% of assets -- in the technology, consumer staples, energy, leisure, and retailing sectors, and smaller positions in other sectors.

Q. THERE SEEMS TO BE A STRONG ELEMENT OF CONSISTENCY IN YOUR APPROACH, IN THAT MOST OF THE LARGER SECTORS AT THE END OF THE PERIOD WERE ALSO STRONG SECTORS A YEAR AGO. THE ONE EXCEPTION IS THE BASIC MATERIALS SECTOR, WHICH HAS RISEN FROM THE TENTH-LARGEST SECTOR 12 MONTHS AGO TO THE THIRD-LARGEST SECTOR AT THE END OF THE PERIOD. COULD YOU COMMENT ON THAT?

A. Our holdings in this sector exemplify another element of our approach: sector weightings are driven by a bottom-up approach to individual stockpicking, rather than by a "macro" approach that attempts to pick sectors first and then stocks within those sectors. What we strive to find, across all sectors, are individual companies that we believe will offer above-average growth.

    Although the basic materials category encompasses areas such as mining, paper, chemicals, metals, and precious metals, our holdings in this sector consisted of just six opportunities that our analysts have uncovered in three industries: Swiss agricultural chemical firm Syngenta; Dutch pharmaceutical and chemical company Akzo Nobel; and four industrial gas firms: Praxair and Air Products in the United States, BOC Group in the United Kingdom, and L'Air Liquide in France.

    A year ago, Akzo Nobel was our only basic materials holding. Syngenta is a new company that was formed over the period by combining the agricultural chemical divisions of two European pharmaceutical firms. Our research indicated this was a company with good long-term growth prospects, and we increased our holdings when it appeared to us that the market under-appreciated its potential.

    We initiated our industrial gas holdings early in the period when these firms were out of favor with the market and were selling at relatively low valuations -- not because of problems with company fundamentals, but because their rather steady earnings growth rates in the low teens seemed less attractive to us than the dazzling growth of technology companies. In the wake of the global downturn, however, we think the market is recognizing the value of companies that may deliver more moderate, but perhaps more dependable, earnings growth.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT AND DIRECTOR OF CORE PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

DAVID JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, DIRECTOR OF INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT IN 1999 AND DIRECTOR OF CORE PORTFOLIO MANAGEMENT IN AUGUST 2001.

HE IS A GRADUATE OF AMHERST COLLEGE AND THE MIT SLOAN SCHOOL OF MANAGEMENT.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 29, 1986

CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                          CLASS B  DECEMBER 29, 1986
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997
                          CLASS J  JULY 7, 1999

SIZE:                     $627.5 MILLION NET ASSETS AS OF OCTOBER 31, 2001

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2001.)

                        MFS Global Equity
                          Fund - Class B      MSCI World Index
            --------------------------------------------------
            10/91            $10,000             $10,000
            10/93             13,016              12,180
            10/95             15,035              14,497
            10/97             20,838              19,844
            10/99             25,561              28,751
            10/01             22,892              21,792

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -17.67%       +5.26%      +36.65%      +145.20%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -17.67%       +1.72%      + 6.44%      +  9.38%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -22.41%       -0.27%      + 5.19%      +  8.74%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -18.28%       +2.91%      +31.54%      +128.92%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -18.28%       +0.96%      + 5.64%      +  8.63%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -21.36%       +0.11%      + 5.33%      +  8.63%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -18.30%       +2.88%      +31.50%      +129.41%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -18.30%       +0.95%      + 5.63%      +  8.66%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -19.07%       +0.95%      + 5.63%      +  8.66%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -17.54%       +5.93%      +38.03%      +140.22%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return                             -17.54%       +1.94%      + 6.66%      +  9.16%
-------------------------------------------------------------------------------------------------------

CLASS J
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -18.29%       +3.18%      +31.89%      +129.54%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -18.29%       +1.05%      + 5.69%      +  8.66%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -20.74%       +0.03%      + 5.05%      +  8.33%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global fund+                                    -25.80%       +1.32%      + 4.64%      +  7.40%
-------------------------------------------------------------------------------------------------------
MSCI World Index#                                       -25.24%       -1.72%      + 5.17%      +  8.10%
-------------------------------------------------------------------------------------------------------
(+) Average Annual Rates of Return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors.

Class A, C, I, and J share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge load applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account diferences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

FIVE LARGEST STOCK SECTORS

            HEALTH CARE                           16.6%
            FINANCIAL SERVICES                    15.4%
            BASIC MATERIALS                       12.7%
            UTILITIES & COMMUNICATIONS            12.0%
            TECHNOLOGY                             8.3%

TOP 10 STOCK HOLDINGS

SYNGENTA AG  3.8%                       VODAFONE GROUP PLC  2.1%
Swiss agricultural chemical firm        U.K. telecommunications company

AKZO NOBEL N.V.  3.2%                   ELI LILLY & CO.  1.8%
Diversified Dutch pharmaceutical and    U.S.-based pharmaceutical company
chemicalcompany
                                        QBE INSURANCE GROUP, LTD.  1.8%
DIAGEO PLC  2.9%                        Australian commercial insurance company
U.K.-headquartered food and beverage
conglomerate                            SANOFI SYNTHELABO S.A.  1.7%
                                        French pharmaceutical company
NOVARTIS AG  2.3%
Swiss pharmaceutical firm               THE ST. PAUL COS., INC.  1.7%
                                        U.S. insurance company
PRAXAIR, INC.  2.1%
U.S.-based industrial gas firm

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Global Equity Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

                                                       NUMBER OF SHARES
                                               --------------------------------
NOMINEE                                                 FOR  WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                20,267,422            522,385
John W. Ballen                                   20,267,304            522,503
Lawrence H. Cohn, M.D.                           20,253,611            536,196
The Hon. Sir J. David Gibbons, KBE               20,256,604            533,203
William R. Gutow                                 20,259,868            529,939
J. Atwood Ives                                   20,268,049            521,758
Abby M. O'Neill                                  20,268,505            521,302
Lawrence T. Perera                               20,258,169            531,638
William J. Poorvu                                20,256,504            533,303
Arnold D. Scott                                  20,268,113            521,694
J. Dale Sherratt                                 20,261,891            527,916
Elaine R. Smith                                  20,259,524            530,283
Ward  Smith                                      20,257,267            532,540

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                                 17,189,379
      Against                                                420,836
      Abstain                                                773,471
      Broker Non-votes                                     2,406,121

ITEM 3. To amend or remove certain fundamental investment policies.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                                 17,042,346
      Against                                                549,317
      Abstain                                                792,023
      Broker Non-votes                                     2,406,121

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                                 19,722,246
      Against                                                375,943
      Abstain                                                691,618

ITEM 5. The ratify the selection of the independent public accountants for the current fiscal year.

                                                    NUMBER OF SHARES
      --------------------------------------------------------------
      For                                                 20,051,216
      Against                                                135,207
      Abstain                                                603,384

PORTFOLIO OF INVESTMENTS -- October 31, 2001

Stocks - 97.0%
---------------------------------------------------------------------------
ISSUER                                            SHARES              VALUE
---------------------------------------------------------------------------
Foreign Stocks - 63.8%
  Australia - 1.7%
    QBE Insurance Group Ltd. (Insurance)*      3,139,632       $ 10,937,570
---------------------------------------------------------------------------
  Bermuda - 1.4%
    Accenture Ltd. (Business Services)*          110,370       $  1,939,201
    Ace Ltd. (Insurance)                         184,800          6,514,200
                                                               ------------
                                                               $  8,453,401
---------------------------------------------------------------------------
  Canada - 1.9%
    BCE, Inc. (Telecommunications)               337,055       $  7,438,880
    Canadian National Railway Co. (Railroad)     117,453          4,651,139
                                                               ------------
                                                               $ 12,090,019
---------------------------------------------------------------------------
  Denmark - 1.0%
    Danske Bank (Banks & Credit Cos.)            412,000       $  6,097,325
---------------------------------------------------------------------------
  France - 9.5%
    ALSTOM (Transportation)                      165,270       $  2,523,410
    Aventis S.A. (Pharmaceuticals)                68,050          5,002,327
    Bouygues S.A. (Construction)                 169,050          5,168,330
    Carrefour S.A. (Supermarket)                  49,900          2,550,863
    Coflexip S.A. (Oil Services)                  26,395          4,697,033
    Groupe Danone (Food & Beverage Products)      38,400          4,437,011
    L'Air Liquide S.A. (Gas)                      72,900          9,819,639
    Sanofi-Synthelabo S.A. (Pharmaceuticals)     161,160         10,615,026
    Technip S.A. (Oil Services)                   50,540          5,707,961
    Total Fina Elf S.A., "B" (Oils)               65,480          9,185,217
                                                               ------------
                                                               $ 59,706,817
---------------------------------------------------------------------------
  Germany - 2.0%
    Linde AG (Engineering)                       160,700       $  6,424,532
    Munchener Ruckvers AG (Insurance)             23,600          6,228,397
                                                               ------------
                                                               $ 12,652,929
---------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR
      (Cellular Phones)*                         178,200       $    980,100
---------------------------------------------------------------------------
  Japan - 10.0%
    Asahi Breweries, Ltd.
      (Food & Beverage Products)                 551,000       $  5,747,454
    Canon, Inc. (Business Machines)              358,000         10,402,220
    Chugai Pharmaceutical Co., Ltd.
      (Pharmaceuticals)                          609,000          8,892,434
    Fast Retailing Co. (Retail)                   49,600          5,768,854
    Honda Motor Co., Ltd. (Automotive)           184,000          6,592,883
    NTT DoCoMo, Inc. (Telecom - Wireless)            475          6,435,684
    Ono Pharmaceutical Co., Ltd.
      (Pharmaceuticals)                          116,000          3,692,459
    Shionogi & Co., Ltd. (Pharmaceuticals)       310,000          5,541,136
    Tokyo Broadcasting System, Inc.
      (Broadcasting)                             473,000          7,914,218
    The Nikko Securities Co., Ltd. (Finance)     343,000          1,850,498
                                                               ------------
                                                               $ 62,837,840
---------------------------------------------------------------------------
  Netherlands - 7.7%
    Akzo Nobel N.V. (Chemicals)                  479,200       $ 19,627,336
    Elsevier N.V. (Publishing)                   886,780         10,294,335
    Koninklijke Philips Electronics N.V.
      (Electronics)                              240,494          5,458,204
    Libertel N.V. (Telecom - Wireless)*          516,042          3,948,851
    Unilever N.V. (Consumer Goods and Services)  176,900          9,257,782
                                                               ------------
                                                               $ 48,586,508
---------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel Comunicacoes Pessoais, S.A.
      (Telecom - Wireless)                       367,180       $  2,575,312
---------------------------------------------------------------------------
  Scotland - 1.5%
    Royal Bank of Scotland Group, PLC
      (Banks & Credit Cos.)                      390,234       $  9,323,457
---------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings, Ltd.
      (Financial Services)                       822,000       $  4,690,185
---------------------------------------------------------------------------
  South Korea - 2.6%
    Korea Telecom Corp., ADR
      (Telecommunications)                       143,500       $  2,990,540
    Samsung Electronics (Electronics)             71,250          9,612,656
    SK Telecom Co., Ltd. (Telecom - Wireless)     18,470          3,525,960
                                                               ------------
                                                               $ 16,129,156
---------------------------------------------------------------------------
  Spain - 2.2%
    Gas Natural SDG S.A. (Gas)                   296,600       $  5,320,718
    Iberdrola S.A. (Utilities - Electric)        624,700          8,577,618
                                                               ------------
                                                               $ 13,898,336
---------------------------------------------------------------------------
  Sweden - 1.4%
    Saab AB, "B" (Aerospace)                   1,099,759       $  9,023,378
---------------------------------------------------------------------------
  Switzerland - 8.0%
    Nestle S.A. (Food & Beverage Products)        14,800       $  3,068,624
    Novartis AG (Pharmaceuticals)                371,800         13,905,547
    Swiss Reinsurance (Insurance)                 47,300          4,860,184
    Syngenta AG (Chemicals)*                     446,731         22,814,702
    Synthes-Stratec, Inc.
      (Medical & Health Products)*##               8,501          5,568,155
                                                               ------------
                                                               $ 50,217,212
---------------------------------------------------------------------------
  Thailand - 0.5%
    Advanced Info Service Public Co., Ltd.
      (Cellular Phones)                        3,304,000       $  3,068,158
---------------------------------------------------------------------------
  United Kingdom - 11.0%
    BOC Group PLC (Chemicals)                    408,200       $  5,543,328
    Capital Radio PLC (Broadcasting)             156,380          1,611,801
    CGNU PLC (Insurance)*                        382,273          4,580,507
    Diageo PLC (Food & Beverage Products)*     1,747,102         17,419,864
    NEXT PLC (Retail)                            692,640          8,742,050
    Reckitt Benckiser PLC (Consumer Goods
      & Services)                                718,830         10,022,669
    Reuters Group PLC (Business Services)        576,200          5,448,039
    Standard Chartered PLC
      (Banks & Credit Cos.)                      300,118          2,994,572
    Vodafone Group PLC (Telecom - Wireless)    5,573,445         12,870,838
                                                               ------------
                                                               $ 69,233,668
---------------------------------------------------------------------------
Total Foreign Stocks                                           $400,501,371
---------------------------------------------------------------------------
U.S. Stocks - 33.2%
  Biotechnology - 1.3%
    Guidant Corp.*                               198,100       $  8,223,131
---------------------------------------------------------------------------
  Business Machines - 1.8%
    Hewlett-Packard Co.                          130,180       $  2,190,929
    International Business Machines Corp.         82,630          8,929,824
                                                               ------------
                                                               $ 11,120,753
---------------------------------------------------------------------------
  Cellular Phones - 1.8%
    Sprint Corp. (PCS Group)*                    334,060       $  7,449,538
    Western Wireless Corp.*                      133,100          3,882,527
                                                               ------------
                                                               $ 11,332,065
---------------------------------------------------------------------------
  Chemicals - 3.1%
    Air Products & Chemicals, Inc.               162,600       $  6,510,504
    Praxair, Inc.                                274,200         12,936,756
                                                               ------------
                                                               $ 19,447,260
---------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                        471,850       $  4,128,688
---------------------------------------------------------------------------
  Computer Software - 0.3%
    Oracle Corp.*                                158,300       $  2,146,548
---------------------------------------------------------------------------
  Computer Software - Systems - 1.3%
    BMC Software, Inc.*                          523,400       $  7,887,638
---------------------------------------------------------------------------
  Entertainment - 1.6%
    Fox Entertainment Group, Inc.*               107,500       $  2,366,075
    Viacom, Inc., "B"*                           210,400          7,681,704
                                                               ------------
                                                               $ 10,047,779
---------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                               250,200       $  7,851,276
    CIGNA Corp.                                  125,810          9,171,549
    MetLife, Inc.                                307,090          8,260,721
    Principal Financial Group, Inc.*              13,880            312,300
    Safeco Corp.                                 197,800          6,100,152
    The St. Paul Cos., Inc.                      231,200         10,612,080
    UnumProvident Corp.                          124,000          2,781,320
                                                               ------------
                                                               $ 45,089,398
---------------------------------------------------------------------------
  Machinery - 0.6%
    Deere & Co.                                  103,930       $  3,844,371
---------------------------------------------------------------------------
  Pharmaceuticals - 2.9%
    American Home Products Corp.                 126,960       $  7,088,177
    Eli Lilly & Co.                              144,798         11,077,047
                                                               ------------
                                                               $ 18,165,224
---------------------------------------------------------------------------
  Medical & Health Technology Services - 1.9%
    IMS Health, Inc.                             344,700       $  7,366,239
    Lincare Holdings, Inc.*                      181,900          4,674,830
                                                               ------------
                                                               $ 12,041,069
---------------------------------------------------------------------------
  Oil Services - 1.3%
    Santa Fe International Corp.                 129,740       $  3,157,872
    Schlumberger Ltd.                            104,900          5,079,258
                                                               ------------
                                                               $  8,237,130
---------------------------------------------------------------------------
  Oils - 2.7%
    Charter Communications, Inc.*                306,100       $  4,328,254
    Conoco, Inc.                                 350,030          8,995,771
    EOG Resources, Inc.                          111,900          3,957,903
                                                               ------------
                                                               $ 17,281,928
---------------------------------------------------------------------------
  Retail - 1.4%
    BJ's Wholesale Club, Inc.*                    54,900       $  2,787,273
    Costco Wholesale Corp.*                      160,900          6,086,847
                                                               ------------
                                                               $  8,874,120
---------------------------------------------------------------------------
  Supermarket - 1.7%
    Safeway, Inc.*                               252,530       $ 10,517,874
---------------------------------------------------------------------------
  Telecommunications - 0.7%
    NTL, Inc.*                                   117,022       $    397,875
    Verizon Communications                        75,072          3,739,336
                                                               ------------
                                                               $  4,137,211
---------------------------------------------------------------------------
  Transportation - 0.9%
    Fedex Corp.*                                 145,500       $  5,977,140
---------------------------------------------------------------------------
Total U.S. Stocks                                              $208,499,327
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $633,368,614)                   $609,000,698
---------------------------------------------------------------------------

Rights
---------------------------------------------------------------------------
                                                  SHARES
---------------------------------------------------------------------------
    Swiss Reinsurance (Insurance)*
      (Identified Cost, $0)                       47,300       $      --
---------------------------------------------------------------------------
Short-Term Obligations - 3.9%
---------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
                                           (000 OMITTED)
---------------------------------------------------------------------------
    American General Corp., due 11/01/01         $   835       $    835,000
    American General Finance Corp.,
      due 11/01/01                                   873            873,000
    Cargill, Inc., due 11/01/01                    3,480          3,480,000
    Federal Home Loan Mortgage Corp.,
      due 11/13/01                                 2,182          2,180,265
    General Electric Capital Corp.,
      due 11/01/01                                 3,659          3,659,000
    Prudential Funding Corp., due 11/01/01         2,275          2,275,000
    UBS Finance, Inc., due 11/01/01               10,936         10,936,000
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $ 24,238,265
---------------------------------------------------------------------------
Total Investments (Identified Cost, $657,606,879)              $633,238,963
Other Assets, Less Liabilities - (0.9)%                          (5,746,396)
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $627,492,567
---------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $657,606,879)       $633,238,963
  Investments of cash collateral for securities loaned, at
    identified cost and value                                   16,077,574
  Cash                                                                 508
  Foreign currency, at value (identified cost, $251,825)           251,083
  Receivable for investments sold                                1,709,226
  Receivable for fund shares sold                                  552,791
  Interest and dividends receivable                                918,081
  Other assets                                                       6,964
                                                              ------------
      Total assets                                            $652,755,190
                                                              ------------
Liabilities:
  Payable for fund shares reacquired                          $  5,355,724
  Payable for investments purchased                              3,471,916
  Collateral for securities loaned, at value                    16,077,574
  Payable to affiliates -
    Management fee                                                  16,414
    Shareholder servicing agent fee                                  1,734
    Distribution and service fee                                    10,459
  Accrued expenses and other liabilities                           328,802
                                                              ------------
      Total liabilities                                       $ 25,262,623
                                                              ------------
Net assets                                                    $627,492,567
                                                              ============
Net assets consist of:
  Paid-in capital                                             $684,873,974
  Unrealized depreciation on investments and translation of
    assets
    and liabilities in foreign currencies                      (24,383,906)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (32,905,866)
  Accumulated net investment loss                                  (91,635)
                                                              ------------
      Total                                                   $627,492,567
                                                              ============
Shares of beneficial interest outstanding                      35,993,206
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $348,129,510 / 19,801,385 shares of
     beneficial interest outstanding)                           $17.58
                                                                ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                 $18.65
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $220,855,123 / 12,759,162 shares of
     beneficial interest outstanding)                           $17.31
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $40,788,599 / 2,399,831 shares of
     beneficial interest outstanding)                           $17.00
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $2,273,537 / 128,554
    shares of beneficial interest outstanding)                  $17.69
                                                                ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $15,445,798 / 904,274 shares of
     beneficial interest outstanding)                           $17.08
                                                                ======
  Offering price per share (100 / 97 of net asset
    value per share)                                            $17.61
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                $  10,260,914
    Interest                                                     1,885,305
    Foreign taxes withheld                                      (1,019,895)
                                                             -------------
      Total investment income                                $  11,126,324
                                                             -------------
  Expenses -
    Management fee                                           $   7,323,747
    Trustees' compensation                                          40,361
    Shareholder servicing agent fee                                732,375
    Distribution and service fee (Class A)                         997,226
    Distribution and service fee (Class B)                       2,645,875
    Distribution and service fee (Class C)                         495,796
    Distribution and service fee (Class J)                         162,191
    Administrative fee                                              84,336
    Custodian fee                                                  563,526
    Printing                                                       184,074
    Postage                                                        155,570
    Auditing fees                                                   34,783
    Legal fees                                                      30,437
    Miscellaneous                                                  700,575
                                                             -------------
      Total expenses                                         $  14,150,872
    Fees paid indirectly                                          (105,594)
                                                             -------------
      Net expenses                                           $  14,045,278
                                                             -------------
        Net investment loss                                  $  (2,918,954)
                                                             -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                  $ (31,551,362)
    Foreign currency transactions                                 (196,354)
                                                             -------------
      Net realized loss on investments and foreign
        currency transactions                                $ (31,747,716)
                                                             -------------
  Change in unrealized depreciation -
    Investments                                              $(108,367,551)
    Translation of assets and liabilities in
       foreign currencies                                           54,131
                                                             -------------
      Net unrealized loss on investments and foreign
         currency translation                                $(108,313,420)
                                                             -------------
        Net realized and unrealized loss on investments
          and foreign currency                               $(140,061,136)
                                                             -------------
          Decrease in net assets from operations             $(142,980,090)
                                                             =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                      2001                  2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $  (2,918,954)        $    (532,542)
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (31,747,716)           74,942,459
  Net unrealized loss on investments and foreign currency
    translation                                                     (108,313,420)           (3,401,351)
                                                                   -------------         -------------
    Increase (decrease) in net assets from operations              $(142,980,090)        $  71,008,566
                                                                   -------------         -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                $ (27,520,706)        $ (32,586,148)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (16,793,635)          (22,543,774)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   (3,197,893)           (3,859,326)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     (148,864)              (68,983)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                   (1,257,786)             (122,290)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                     (762,015)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                     (464,995)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                      (88,546)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                       (4,122)                 --
  In excess of net realized gain on investments and foreign
    currency transactions (Class J)                                      (34,827)                 --
  From paid-in capital (Class A)                                          (2,548)                 --
  From paid-in capital (Class B)                                          (1,555)                 --
  From paid-in capital (Class C)                                            (296)                 --
  From paid-in capital (Class I)                                             (14)                 --
  From paid-in capital (Class J)                                            (116)                 --
                                                                   -------------         -------------
    Total distributions declared to shareholders                   $ (50,277,918)        $ (59,180,521)
                                                                   -------------         -------------
Net increase (decrease) in net assets from fund share
  transactions                                                     $ (11,153,071)        $  99,063,564
                                                                   -------------         -------------
      Total increase (decrease) in net assets                      $(204,411,079)        $ 110,891,609
Net assets:
  At beginning of period                                             831,903,646           721,012,037
                                                                   -------------         -------------

  At end of period (including accumulated undistributed net
    investment loss of $91,635 and net investment income of
    $83,122, respectively)                                         $ 627,492,567         $ 831,903,646
                                                                   =============         =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $22.88             $22.50            $20.35           $20.09           $18.45
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income (loss)                   $(0.01)            $ 0.07            $ --             $ 0.06           $ 0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.81)              2.24              3.14             1.35             3.49
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $(3.82)            $ 2.31            $ 3.14           $ 1.41           $ 3.57
                                                 ------             ------            ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                     $ --               $ --              $ --             $(0.11)          $ --
  From net realized gain on investments
    and foreign currency transactions             (1.44)             (1.93)            (0.99)           (1.04)           (1.93)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.04)              --                --               --               --
  From paid-in capital                             --  +++            --                --               --               --
                                                 ------             ------            ------           ------           ------

      Total distributions declared to
        shareholders                             $(1.48)            $(1.93)           $(0.99)          $(1.15)          $(1.93)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $17.58             $22.88            $22.50           $20.35           $20.09
                                                 ======             ======            ======           ======           ======
Total return(+)                                  (17.67)%            10.39%            15.82%            7.46%           20.81%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.59%              1.55%             1.59%            1.60%            1.63%
  Net investment income (loss)                    (0.06)%             0.28%             0.00%            0.28%            0.42%
Portfolio turnover                                   72%                84%               92%              64%              65%
Net assets at end of period (000 Omitted)      $348,129           $450,481          $384,436         $280,454         $167,390

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $22.52             $22.17           $20.21           $19.97           $18.36
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.16)            $(0.11)          $(0.09)          $(0.11)          $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.75)              2.21             3.04             1.39             3.46
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(3.91)            $ 2.10           $ 2.95           $ 1.28           $ 3.39
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $(1.26)            $(1.75)          $(0.99)          $(1.04)          $(1.78)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.04)              --               --               --               --
  From paid-in capital                             --  +++            --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.30)            $(1.75)          $(0.99)          $(1.04)          $(1.78)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $17.31             $22.52           $22.17           $20.21           $19.97
                                                 ======             ======           ======           ======           ======
Total return                                     (18.28)%             9.60%           14.90%            6.75%           19.74%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.34%              2.30%            2.34%            2.35%            2.39%
  Net investment loss                             (0.81)%            (0.46)%          (0.76)%          (0.51)%          (0.36)%
Portfolio turnover                                   72%                84%              92%              64%              65%
Net assets at end of period (000 Omitted)      $220,855           $301,816         $287,700         $267,886         $253,354

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $22.16             $21.89           $19.97           $19.78           $18.24
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.16)            $(0.11)          $(0.16)          $(0.10)          $(0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.68)              2.18             3.07             1.34             3.44
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(3.84)            $ 2.07           $ 2.91           $ 1.24           $ 3.38
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --               $ --             $ --             $(0.01)          $ --
  From net realized gain on investments
    and foreign currency transactions             (1.28)             (1.80)           (0.99)           (1.04)           (1.84)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.04)              --               --               --               --
  From paid-in capital                             --  +++            --               --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(1.32)            $(1.80)          $(0.99)          $(1.05)          $(1.84)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $17.00             $22.16           $21.89           $19.97           $19.78
                                                 ======             ======           ======           ======           ======
Total return                                     (18.30)%             9.62%           14.88%            6.64%           19.86%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.34%              2.30%            2.34%            2.35%            2.36%
  Net investment loss                             (0.82)%            (0.47)%          (0.76)%          (0.50)%          (0.33)%
Portfolio turnover                                   72%                84%              92%              64%              65%
Net assets at end of period (000 Omitted)       $40,789            $56,755          $47,335          $29,123          $16,658

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,         PERIOD ENDED
                                                  -----------------------------------------------------          OCTOBER 31,
                                                  2001              2000            1999           1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $23.04            $22.63          $20.42         $20.14               $17.57
                                                ------            ------          ------         ------               ------
Income from investment operations# -
  Net investment income                         $ 0.02            $ 0.10          $ 0.06         $ 0.11               $ 0.13
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (3.83)             2.28            3.14           1.37                 2.44
                                                ------            ------          ------         ------               ------
      Total from investment operations          $(3.81)           $ 2.38          $ 3.20         $ 1.48               $ 2.57
                                                ------            ------          ------         ------               ------
Less distributions declared to
  shareholders -
  From net investment income                    $ --              $ --            $ --           $(0.16)              $ --
  From net realized gain on investments
    and foreign currency transactions            (1.50)            (1.97)          (0.99)         (1.04)                --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.04)             --              --             --                   --
  From paid-in capital                            --  +++           --              --             --                   --
                                                ------            ------          ------         ------               ------
      Total distributions declared to
        shareholders                            $(1.54)           $(1.97)         $(0.99)        $(1.20)              $ --
                                                ------            ------          ------         ------               ------
Net asset value - end of period                 $17.69            $23.04          $22.63         $20.42               $20.14
                                                ======            ======          ======         ======               ======
Total return                                    (17.54)%           10.73%          16.02%          7.78%               14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.34%             1.30%           1.34%          1.35%                1.38%+
  Net investment income                           0.10%             0.41%           0.26%          0.51%                0.77%+
Portfolio turnover                                  72%               84%             92%            64%                  65%
Net assets at end of period (000 Omitted)       $2,274            $2,312            $817           $599                 $472

  * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                                               --------------------------             OCTOBER 31,
                                                               2001                  2000                   1999*
-----------------------------------------------------------------------------------------------------------------
                                                                         CLASS J
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $22.36                $22.21                  $22.58
                                                             ------                ------                  ------
Income from investment operations# -
  Net investment loss                                        $(0.15)               $(0.06)                 $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (3.71)                 2.19                   (0.27)
                                                             ------                ------                  ------
      Total from investment operations                       $(3.86)               $ 2.13                  $(0.37)
                                                             ------                ------                  ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                    $(1.38)               $(1.98)                 $ --
  In excess of net realized gain on investments and
    foreign currency transactions                             (0.04)                 --                      --
  From paid-in capital                                         --  +++               --                      --
                                                             ------                ------                  ------
      Total distributions declared to shareholders           $(1.42)               $(1.98)                 $ --
                                                             ------                ------                  ------
Net asset value - end of period                              $17.08                $22.36                  $22.21
                                                             ======                ======                  ======
Total return                                                 (18.29)%                9.55%                  (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   2.29%                 2.25%                   2.37%+
  Net investment loss                                         (0.78)%               (0.27)%                 (1.34)%+
Portfolio turnover                                               72%                   84%                     92%
Net assets at end of period (000 Omitted)                   $15,446               $20,540                    $724

  * For the period from the inception of Class J shares, July 7, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2001, the value of securities loaned was $17,909,947. These loans were collateralized by U.S. Treasury securities of $3,198,708 and cash of $16,077,574 which was invested in the following short-term obligations:

                                                        AMORTIZED COST
                                           SHARES            AND VALUE
----------------------------------------------------------------------
CS First Boston, 2.65%, due 11/01/01   16,077,574          $16,077,574

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $89,051 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $16,543 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended October 31, 2001, accumulated net investment loss decreased by $2,910,441, accumulated net realized loss on investments and foreign currency transactions decreased by $200,883, and paid-in capital decreased by $3,111,324 due to differences between book and tax accounting for currency transactions and net investment loss. In addition, $4,529 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $30,917,784 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   1.00%
Average net assets in excess of $1 billion                               0.85%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,127 for the year ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                                                       0.0175%
Next $2.5 billion                                                      0.0130%
Next $2.5 billion                                                      0.0005%
In excess of $7 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $75,271 for the year ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $44,776 for the year ended October 31, 2001. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended October 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,884 and $861 for Class B and Class C shares, respectively, for the year ended October 31, 2001. Fees incurred under the distribution plan during the year ended October 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.70% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the funds average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the fund's agent securities company. Fees incurred under the distribution plan during the year ended October 31, 2001 were 0.95% of average daily net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2001, were $21,691, $338,719, and $8,012 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $502,461,290 and $540,580,319, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $659,594,961
                                                                 ------------
Gross unrealized depreciation                                    $(77,832,015)
Gross unrealized appreciation                                      51,476,017
                                                                 ------------
    Net unrealized depreciation                                  $(26,355,998)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                     -------------------------------        ------------------------------
                                            SHARES           AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             12,757,390    $ 254,530,386            20,233,003    $ 479,520,188
Shares issued to shareholders
  in reinvestment of distributions       1,293,318       26,849,358             1,381,062       31,331,723
Shares reacquired                      (13,938,539)    (279,525,310)          (19,007,594)    (452,337,143)
                                     -------------    -------------         -------------    -------------
    Net increase                           112,169    $   1,854,434             2,606,471    $  58,514,768
                                     =============    =============         =============    =============

Class B shares
                                         YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                     -------------------------------        ------------------------------
                                            SHARES           AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              2,185,760    $  42,882,972             3,655,493    $  85,008,218
Shares issued to shareholders
  in reinvestment of distributions         776,411       15,970,563               921,996       20,707,480
Shares reacquired                       (3,602,519)     (69,382,119)           (4,153,265)     (96,525,404)
                                     -------------    -------------         -------------    -------------
    Net increase (decrease)               (640,348)   $ (10,528,584)              424,224    $   9,190,294
                                     =============    =============         =============    =============

Class C shares
                                         YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                     -------------------------------        ------------------------------
                                            SHARES           AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                989,316    $  19,555,993             1,879,893    $  43,109,511
Shares issued to shareholders
  in reinvestment of distributions         150,152        3,032,659               155,064        3,426,910
Shares reacquired                       (1,300,201)     (25,303,996)           (1,637,241)     (37,729,975)
                                     -------------    -------------         -------------    -------------
    Net increase (decrease)               (160,733)   $  (2,715,344)              397,716    $   8,806,446
                                     =============    =============         =============    =============

Class I shares
                                         YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                     -------------------------------        ------------------------------
                                            SHARES           AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 49,953    $     978,776               185,057    $   4,417,607
Shares issued to shareholders
  in reinvestment of distributions           7,336          153,037                 3,029           68,976
Shares reacquired                          (29,115)        (574,680)             (123,810)      (2,969,159)
                                     -------------    -------------         -------------    -------------
    Net increase                            28,174    $     557,133                64,276    $   1,517,424
                                     =============    =============         =============    =============

Class J shares
                                         YEAR ENDED OCTOBER 31, 2001           YEAR ENDED OCTOBER 31, 2000
                                     -------------------------------        ------------------------------
                                            SHARES           AMOUNT                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                198,769    $   3,839,689               966,052    $  22,910,731
Shares reacquired                         (212,899)      (4,160,399)              (80,257)      (1,876,099)
                                     -------------    -------------         -------------    -------------
    Net increase (decrease)                (14,130)   $    (320,710)              885,795    $  21,034,632
                                     =============    =============         =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2001, was $6,879. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period ended October 31, 1997, were audited by other auditors whose report dated December 5, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $24,740,951 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2001.

FOR THE YEAR ENDED OCTOBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 10.91%.
--------------------------------------------------------------------------------

MFS(R)GLOBAL EQUITY FUND

TRUSTEES                                              ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                 Mark E. Bradley*
                                                      Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac            Ellen Moynihan*
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief           Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.            ASSISTANT SECRETARY
                                                      James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                      CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                State Street Bank and Trust Company
Associates (corporate financial
consultants); President, Benchmark                    AUDITORS
Consulting Group, Inc. (office services)              Ernst & Young LLP

Arnold D. Scott* - Senior Executive                   INVESTOR INFORMATION
Vice President and Director, MFS Investment           For information on MFS mutual funds, call
Management                                            your investment professional or, for an
                                                      information kit, call toll free:
Jeffrey L. Shames* - Chairman and Chief               1-800-637-2929 any business day from
Executive Officer, MFS Investment                     9 a.m. to 5 p.m. Eastern time (or leave
Management                                            a message anytime).

J. Dale Sherratt+ - President, Insight                INVESTOR SERVICE MFS Service Center, Inc.
Resources, Inc. (acquisition planning                 P.O. Box 2281
specialists)                                          Boston, MA 02107-9906

Ward Smith+ - Private Investor                        For general information, call toll free:
                                                      1-800-225-2606 any business day from
INVESTMENT ADVISER                                    8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                   For service to speech- or hearing-impaired
Boston, MA 02116-3741                                 individuals, call toll free: 1-800-637-6576 any
                                                      business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                           time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                           equipped with a Telecommunications Device for
500 Boylston Street                                   the Deaf.)
Boston, MA 02116-3741
                                                      For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                    1-800-MFS-TALK (1-800-637-8255) anytime
                                                      from a touch-tone telephone.
PORTFOLIO MANAGER
David R. Mannheim*                                    WORLD WIDE WEB
                                                      www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                        -------------
                                                                   PRSRT STD
[logo] M F S(R)                                                  U. S. Postage
INVESTMENT MANAGEMENT                                                 Paid
                                                                      MFS
500 Boylston Street                                              -------------
Boston, MA 02116- 3741
(R)
(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.        MWE-2 12/01 62M 04/204/304/704/804